EXHIBIT 10.1
                                                                   ------------


                           SECOND AMENDING AGREEMENT
                           -------------------------

THIS AGREEMENT is made as of July 14, 2006

BETWEEN:

                NEXEN INC., a corporation subsisting under the laws of Canada ("NEXEN"),

                                                             OF THE FIRST PART,

                                     -and-

                NEXEN HOLDINGS U.S.A. INC., a corporation subsisting under the laws of Delaware (the "U.S. BORROWER"),

                                                            OF THE SECOND PART,

                                     -and-

                NEXEN PETROLEUM U.K. LIMITED, a company subsisting under the laws of England and Wales (the "U.K. BORROWER"),

                                                             OF THE THIRD PART,

                                     -and-

                THE FINANCIAL INSTITUTIONS SET FORTH ON THE SIGNATURE PAGES HEREOF UNDER THE HEADING "LENDERS:" (hereinafter referred to collectively as the "LENDERS" and individually as a "LENDER"),

                                                            OF THE FOURTH PART,

                                    - and -

                THE TORONTO-DOMINION BANK, a Canadian chartered bank, as agent of the Canadian Facility Lenders (hereinafter referred to as the "CANADIAN AGENT"),

                                                             OF THE FIFTH PART,

                                    - and-

                TORONTO DOMINION (TEXAS) LLC, as agent of the U.S. Facility Lenders hereunder,

                                                             OF THE SIXTH PART,

                                    - and -

                THE TORONTO-DOMINION BANK, LONDON BRANCH, as agent of the U.K. Facility Lenders hereunder,

                                                           OF THE SEVENTH PART.

                WHEREAS the Borrowers and the Agents entered into the Credit Agreement with the Lenders party thereto (the "INITIAL LENDERS") on July 22, 2005;

                AND WHEREAS the parties hereto have agreed to increase the Total Commitment to U.S. $3,000,000,000 and the maximum principal amount of the Canadian Facility to U.S.$3,000,000,000;

                AND WHEREAS certain of the Initial Lenders have agreed to increase their Commitments;

                AND WHEREAS Export Development Canada, Caisse de depot et placement du Quebec, Fortis Capital (Canada) Ltd., Fortis Capital Corp., FORTIS Bank S.A./N.V., Societe Generale (Canada Branch), Societe Generale, Societe Generale Paris, La Caisse centrale Desjardins du Quebec and Sumitomo Mitsui Banking Corporation of Canada (collectively, the "NEW LENDERS") have agreed to provide additional Commitments and to become Lenders in accordance with the terms of the Credit Agreement;

                AND WHEREAS the Lenders have agreed to increase the limit on the maximum Outstanding Principal of Letters of Credit under the Canadian Facility to U.S.$1,500,000,000;

                AND WHEREAS the existing Fronting Lenders have agreed to increase their Fronting Limits and HSBC Bank Canada and Societe Generale (Canada Branch) have agreed to become Fronting Lenders;

                AND WHEREAS the Lenders have agreed to certain amendments to the Applicable Pricing Rate, the Maturity Date of the Credit Facilities and the Maturity Date extension provisions set forth in Section 2.19 of the Credit Agreement;

                AND  WHEREAS  such  amendments  and  supplements   require  the
agreement of all of the Lenders;

                NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby conclusively acknowledged by each of the parties hereto, the parties hereto covenant and agree as follows:

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                                     - 3 -


1.      INTERPRETATION

1.1. In this Agreement and the recitals hereto, unless something in the subject matter or context is inconsistent therewith:

"AGREEMENT" means this agreement, as amended, modified, supplemented or restated from time to time.

"CREDIT AGREEMENT" means the credit agreement made as of July 22, 2005 between Nexen, the U.S. Borrower, the U.K. Borrower, the Initial Lenders, the Canadian Agent, the U.S. Agent and the U.K. Agent, as amended by a First Amending Agreement made as of November 29, 2005.

1.2. Capitalized terms used herein without express definition shall have the same meanings herein as are ascribed thereto in the Credit Agreement.

1.3. The division of this Agreement into Sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. The terms "this Agreement", "hereof", "hereunder" and similar expressions refer to this Agreement and not to any particular Section or other portion hereof and include any agreements supplemental hereto.

1.4. This Agreement shall be governed by and construed in accordance with the laws of the Province of Alberta and the federal laws of Canada applicable therein.

1.5. Schedule A (Lenders and Commitments) annexed hereto is incorporated by reference and shall be deemed to be part hereof.

2. ADDITION OF NEW LENDERS; REVISED COMMITMENTS; INCREASE TO CANADIAN FACILITY AND TOTAL COMMITMENT

2.1. NEW LENDERS. The parties hereto hereby confirm and agree that, from and after the date hereof, the New Lenders shall each be a Lender (being a Canadian Facility Lender, U.S. Facility Lender and/or U.K. Facility Lender if identified as such on Schedule A annexed hereto) for all purposes of the Credit Agreement and the other Documents and all references therein to "Lenders" or a "Lender" shall be deemed to include the New Lenders.

2.2. REVISED COMMITMENTS. The parties hereto confirm and agree that, from and after the date hereof, the Canadian Facility Commitment, U.K. Facility Commitment and U.S. Facility Commitment of each Lender shall be the Canadian Facility Commitment, U.K. Facility Commitment and U.S. Facility Commitment set forth opposite such Lender's name in Schedule A annexed hereto and the Total Lender Commitment of each Lender and Affiliates thereof which are also Lenders shall be the amount of United States Dollars set forth opposite the name of such Lender or, if applicable, the names of such Lender and its Affiliates in Schedule A annexed hereto in the column with the heading "Total Lender Commitment".

2.3. HSBC AND SOCGEN AS FRONTING LENDERS; REVISED FRONTING LIMITS. The parties hereto confirm and agree that, from and after the date hereof, HSBC Bank Canada and Societe Generale (Canada Branch) shall be Fronting Lenders. The parties hereto hereby further confirm and agree

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                                     - 4 -


that,  from and after the date  hereof,  the  Fronting  Limit of each  Fronting
Lender shall be the Fronting Limit set opposite the name of such Fronting Lender in Schedule A annexed hereto.

2.4. REVISED SCHEDULE A. To evidence and give effect to the foregoing, from and after the date hereof, the existing Schedule A to the Credit Agreement is hereby deleted in its entirety and the new Schedule A annexed hereto is substituted therefor.

2.5. INCREASED MAXIMUM AMOUNT OF CANADIAN FACILITY AND TOTAL COMMITMENT. The existing definition of "Canadian Facility" in Section 1.1 of the Credit Agreement is hereby amended to delete "U.S.$2,000,000,000" as it appears on the second line thereof and to substitute therefor "U.S.$3,000,000,000". The parties hereto hereby confirm and agree that, from and after the date hereof, the maximum amount of the Canadian Facility is hereby increased to U.S.$3,000,000,000 from U.S.$2,000,000,000 and confirm and agree that, as of the date hereof, the Total Commitment is increased to U.S.$3,000,000,000 from U.S.$2,000,000,000.

3.      CERTAIN OTHER AMENDMENTS AND SUPPLEMENTS

3.1. AMENDMENTS TO APPLICABLE PRICING RATE. The existing table in the definition of "Applicable Pricing Rate" contained in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and the following new table is substituted therefor:

-----------------------------------------------------------------------------------------------------------------------------
                                                       MARGIN ON CANADIAN          MARGIN ON LIBOR
                                                       PRIME RATE LOANS,         LOANS AND GBP LIBOR
                                                     U.S. BASE RATE LOANS,        LOANS, ACCEPTANCE
                                                        U.S. PRIME RATE           FEES FOR BANKERS'
                                                      LOANS, GBP CALL RATE         ACCEPTANCES AND
                                                           LOANS AND              ISSUANCE FEES FOR        STANDBY FEE ON
        MOODY'S                      S&P              USD CALL RATE LOANS         LETTERS OF CREDIT       CREDIT FACILITIES
-----------------------------------------------------------------------------------------------------------------------------
      A2 or higher               A or higher             0.0% per annum            0.35% per annum         0.09% per annum
-----------------------------------------------------------------------------------------------------------------------------
           A3                        A-                  0.0% per annum            0.40% per annum         0.10% per annum
-----------------------------------------------------------------------------------------------------------------------------
          Baa1                      BBB+                 0.0% per annum            0.475% per annum        0.11% per annum
-----------------------------------------------------------------------------------------------------------------------------
          Baa2                       BBB                 0.0% per annum            0.525% per annum       0.125% per annum
-----------------------------------------------------------------------------------------------------------------------------
          Baa3                      BBB-                 0.0% per annum            0.725% per annum        0.16% per annum
-----------------------------------------------------------------------------------------------------------------------------
  below Baa3 or if not      below BBB- or if not         0.0% per annum            0.95% per annum         0.18% per annum
    rated by Moody's            rated by S&P
-----------------------------------------------------------------------------------------------------------------------------

In addition, subparagraph (a) of the proviso to the definition of "Applicable Pricing Rate" is hereby deleted in its entirety and the following is substituted therefor:

        "(a) the above rates per annum applicable to Libor Loans and GBP Libor Loans, the acceptance fees for Bankers' Acceptances and the issuance fees for Letters of Credit shall each increase (as applicable) by 0.075% per annum under a Credit Facility if and for so long as the Outstanding Principal under such Credit Facility exceeds 50% of the amount of such Credit Facility; in addition, if and for so long as the above rate per annum has been increased to 1.025% per annum for Libor Loans in accordance with the foregoing, the above rate per annum applicable to Canadian Prime Rate Loans, U.S. Base Rate Loans,

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                                     - 5 -


                U.S. Prime Rate Loans, GBP Call Rate Loans and USD Call Rate Loans under a Credit Facility shall be 0.025% per annum;".

3.2. EXTENSION OF MATURITY DATE. The existing definition of "Maturity Date" in Section 1.1 of the Credit Agreement is hereby amended to delete "July 22, 2010" as it appears on the first and second lines of such definition and to substitute therefor "July 22, 2011".

3.3. AMENDMENT TO LETTERS OF CREDIT MAXIMUM LIMIT. Each of Section 2.2(1) and Section 7.1 of the Credit Agreement is hereby amended by deleting
"U.S.$1,000,000,000" where it appears in such Section and, in each case, substituting "U.S.$1,500,000,000" therefor.

3.4. NON-LC LENDERS. Section 1.1 of the Credit Agreement is hereby amended to add the following new definition after the definition of "Non-Extending Lender" and before the definition of "Non-Recourse Assets":

                ""NON-LC LENDER" means a Canadian Facility Lender (a) which does not issue letters of credit in the ordinary course of its business or which is prohibited by applicable laws from issuing letters of credit and (b) which has notified the Agent and the Borrower that it shall be a "Non-LC Lender" hereunder.".

In addition, Section 7.4 of the Credit Agreement is hereby amended to add the following new Section 7.4(4):

                "(4)   Notwithstanding   any  other  provision  hereof  to  the
                contrary, Nexen shall not request the issuance of or be entitled to have the Canadian Facility Lenders issue any POA LC hereunder, except with the prior written consent of each Non-LC Lender as at the date of any such issuance. The provisions of the first sentence of this Section 7.4(4) shall be of no further force and effect from and after the date upon which the Canadian Agent notifies Nexen and the Canadian Facility Lenders that there are no Non-LC Lenders.".

3.5. AMENDMENT OF EXTENSION PROVISIONS. Section 2.19 of the Credit Agreement is hereby amended:

        (a) by deleting the phrase "by one year" in Section 2.19(1)(a) and substituting therefor "by one or more years (or any portion thereof)";

        (b) by deleting Section 2.19(2) thereof in its entirety and substituting the following therefor:

                "(2) Nexen may, once in each calendar year, by delivering to the Canadian Agent an executed Extension Request, request the Requested Lenders to extend the Maturity Date applicable to such Lenders by one or more years (or any portion thereof); provided that: (a) such request may not be made more than 90 days or less than 60 days before the anniversary of the date hereof in such calendar year; and (b) the Maturity Date, if extended in accordance herewith and therewith, shall not be later than five (5) years after such anniversary date.";

        (c) by deleting the phrase "extension of the current Maturity Date applicable to it by one year" as it appears on the fifth and sixth lines of Section 2.19(3) and substituting therefor "requested extension of the current Maturity Date applicable to it"; and

        (d) by deleting the phrase "by one year" as it appears on the second line of Section 2.19(4) and substituting therefor "in accordance with the Extension Request".

3.6. LIMIT ON FURTHER INCREASES IN TOTAL COMMITMENT. Section 2.23(b) of the Credit Agreement is hereby amended by deleting "U.S.$2,300,000,000" where it appears in such Section and substituting "U.S.$3,300,000,000" therefor.

3.7. CONFORMING AMENDMENT GIVEN REPEAL OF PUHCA. The existing Section 9.1(o) of the Credit Agreement is hereby deleted in its entirety and the following new
Section 9.1(o) is substituted therefor:

                "(o)    INVESTMENT COMPANY STATUS

                        At any time when any of the Total Commitment has been allocated to the U.S. Facility, neither Nexen nor any of its Restricted Subsidiaries is an "investment company" as defined in, or subject to regulation under, the INVESTMENT COMPANY ACT of 1940.".

4.      NOVATION OF NEW LENDERS

        Each of the New Lenders hereby agrees that it will be bound by the Credit Agreement and the other Documents as a Lender to the extent of its respective Commitments as fully as if it had been an original party to the Credit Agreement.

5.      THE AGENTS

        Without in any way limiting the other provisions hereof, each of the New Lenders irrevocably appoints and authorizes each Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Documents as are delegated to such Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with the provisions of the Credit Agreement.

6.      CONSENT OF FRONTING LENDERS AND AGENTS

        Each of the Fronting Lenders and the Agents hereby consents to the addition and novation of the New Lenders into the Credit Agreement as Lenders and agrees to recognize the New Lenders as Lenders under the Credit Agreement as fully as if the New Lenders had been original parties to the Credit Agreement

7.      FUNDING OF LOANS TO REFLECT REVISED COMMITMENTS

7.1. FUNDING OF OUTSTANDING LOANS. In order to give effect to the foregoing, upon the satisfaction of the conditions precedent set forth below, the Lenders hereby agree to take all steps and actions and execute and deliver all agreements, instruments and other documents as may be required by the Agents or any of the Lenders (including the assignment of interests in, or the purchase of participations in, existing Loans) to give effect to the foregoing increase in the Canadian Facility and revised Commitments and to ensure that the aggregate Obligations owing to each Lender under a Credit Facility are outstanding in proportion to each Lender's Rateable Portion of all outstanding Obligations under such Credit Facility after giving effect to such increase and revised Commitments; provided that, the foregoing provisions of this Section
7.1 shall not apply to Swingline Loans or Libor Loans outstanding on the date hereof (such Swingline Loans being subject to and being dealt with pursuant to Section 2.22 of the Credit Agreement and such Libor Loans being subject to and dealt with pursuant to Section 7.2 hereof).

7.2.    OUTSTANDING LIBOR LOANS.

        (a) The parties hereby acknowledge that, on the date hereof, Libor Loans having Interest Periods ending after the date hereof are outstanding (the "OUTSTANDING LIBOR LOANS"). Notwithstanding any provision of the Credit Agreement or this Agreement to the contrary, until the expiry of the applicable Interest Periods, the New Lenders and the Initial Lenders which are increasing their respective Canadian Facility Commitments shall not (in the case of such Initial Lenders with respect to the increased amounts of their respective Canadian Facility Commitments) have any right, title, benefit or interest in or to any Outstanding Libor Loans nor any obligation or liability to the other Lenders in respect thereof.

        (b) From time to time, as the Interest Periods of the Outstanding Libor Loans expire and Rollovers and Conversions are made by the Borrower in respect thereof, each of the Canadian Facility Lenders shall participate in the Loans effecting such Rollovers and Conversions to the full extent of its revised Canadian Facility Commitment after giving effect to the provisions of this Agreement.

7.3. OUTSTANDING FRONTED LCS. Without limiting the other provisions hereof or of the Credit Agreement, and for greater certainty, each of the Canadian Facility Lenders hereby acknowledges and agrees that it shall indemnify each of the Fronting Lenders for its Rateable Portion of any Fronted LCs outstanding on the date hereof based upon its revised Canadian Facility Commitments after giving effect to the provisions of this Agreement (to the extent Nexen fails to reimburse or indemnify the applicable Fronting Lender in accordance with the Credit Agreement). Each of the Canadian Facility Lenders shall be entitled to its Rateable Portion (based upon its revised Canadian Facility Commitments after giving effect to the provisions of this Agreement) of any fees previously paid or to be paid pursuant to Section 7.9(1) of the Credit Agreement in respect of such outstanding Fronted LCs for the period from and after the date hereof until the expiry date of such Fronted LCs and the Canadian Facility Lenders hereby agree to take all steps and actions and execute and deliver all agreements, instruments and other documents as may be required by the Canadian Agent or any of the Canadian Facility Lenders to give effect to the foregoing.

8.      REPRESENTATIONS AND WARRANTIES

8.1. REPRESENTATIONS OF EACH BORROWER. Each Borrower hereby represents and warrants as follows to each Lender and each Agent and acknowledges and confirms that each Lender and each Agent is relying upon such representations and warranties:

        (a)     EXISTENCE AND GOOD STANDING

                It is a corporation validly existing and in good standing under the laws of its jurisdiction of incorporation; it is duly registered in all other jurisdictions where the nature of its property or character of its business requires registration, except for jurisdictions where the failure to be so registered or qualified would not have a Material Adverse Effect, and has all necessary corporate power and authority to own its properties and carry on its business as presently carried on.

        (b)     AUTHORITY; VALID AUTHORIZATION AND EXECUTION

                It has full power, legal right and authority to enter into this Agreement and do all such acts and things as are required by this Agreement to be done, observed or performed, in accordance with the terms hereof. It has taken all necessary corporate action of its directors and shareholders to authorize the execution, delivery and performance of this Agreement and to observe and perform the provisions hereof in accordance with the terms herein contained.

        (c)     VALIDITY OF AGREEMENT - NON-CONFLICT

                None of the authorization, execution or delivery of this Agreement or performance of any obligation pursuant hereto requires or will require, pursuant to applicable law now in effect, any approval or consent of any Governmental Authority having jurisdiction (except such as has already been obtained and are in full force and effect) nor is in conflict with or contravention of any of its incorporation or charter documents, articles or by-laws or resolutions of directors or shareholders or, so far as it is aware after due inquiry, the provisions of any indenture, instrument, undertaking or other agreement to which it is a party or by which it or its properties or assets are bound, the contravention of which agreement would reasonably be expected to have a Material Adverse Effect. This Agreement when executed and delivered will constitute valid and legally binding obligations of it, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency and other laws of general application limiting the enforceability of creditors' rights and to the fact that equitable remedies are only available in the discretion of the court.

8.2. NEXEN REPRESENTATIONS. Nexen hereby represents and warrants as follows to each Lender and each Agent and acknowledges and confirms that each Lender and each Agent is relying on such representations and warranties:

        (a)     CREDIT AGREEMENT REPRESENTATIONS AND WARRANTIES

                Each of the representations and warranties of the Borrowers set forth in Section 9.1 of the Credit Agreement is true and accurate in all material respects as of the date hereof.

        (b)     NO DEFAULT

                No Default or Event of Default has occurred or is continuing.

8.3. SURVIVAL. The representations and warranties set out in this Agreement shall survive the execution and delivery of this Agreement and the making of each Drawdown, notwithstanding any investigations or examinations which may be made by or on behalf of the Agents, the Lenders or Lenders' Counsel. Such representations and warranties shall survive until the Credit Agreement has been terminated.

9.      CREDIT DECISION

        Each of the New Lenders and each of the other Lenders acknowledges to each Agent that such Lender has itself been, and will continue to be, solely responsible for making its own independent appraisal of and investigations into the financial condition, creditworthiness, condition, affairs, status and nature of the Borrowers and their Subsidiaries, all of the matters and transactions contemplated herein and in the Credit Agreement and other Documents and all other matters incidental to the Credit Agreement and the other Documents. Each of the New Lenders and each of the other Lenders confirms with each Agent that it does not rely, and it will not hereafter rely, on any
Agent:

        (a) to check or inquire on its behalf into the adequacy, accuracy or completeness of any information provided by the Borrowers, their Subsidiaries or any other person under or in connection with the Credit Agreement and other Documents or the transactions therein contemplated (whether or not such information has been or is hereafter distributed to the New Lenders or another Lender by an Agent); or

        (b) to assess or keep under review on its behalf the financial condition, creditworthiness, condition, affairs, status or nature of the Borrowers and their Subsidiaries.

        Each of the New Lenders acknowledges to each Agent that copies of the Credit Agreement and this Agreement (including copies of the respective Schedules) have been made available to it for review and further acknowledges and agrees that it has received copies of such other Documents and such other information that it has requested for the purposes of its investigation and analysis of all matters related to this Agreement, the Credit Agreement, the other Documents and the transactions contemplated hereby and thereby. Each of the New Lenders acknowledges to each Agent that it is satisfied with the form and substance of the Credit Agreement and the other Documents.

10.     CONDITIONS PRECEDENT

        The amendments and supplements to the Credit Agreement contained herein shall be effective upon, and shall be subject to, the satisfaction of the following conditions precedent:

        (a) all fees previously agreed in writing between Nexen or the other Borrowers and each of the Lenders shall be paid by Nexen to the Lenders;

        (b) each Borrower shall have delivered to the Canadian Agent a current certificate of compliance, status or good standing, as the case may be, in respect of its jurisdiction of incorporation;

        (c) each Borrower shall have delivered to the Canadian Agent certified copies of its articles, by-laws or other constating documents (or certification that the same have not changed since July 22, 2005 and remain in full force and effect) and the resolutions authorizing its execution and delivery of this Agreement and an Officer's Certificate as to the incumbency of its officers or directors signing this Agreement;

        (d) the Agents and the Lenders shall have received a legal opinion from each of (i) Bennett Jones LLP, (ii) Norton Rose and (iii) Paul, Weiss, Rifkind, Wharton & Garrison LLP, each in form and substance satisfactory to the Canadian Agent and Lenders' Counsel, each acting reasonably;

        (e) no Default or Event of Default shall have occurred and be continuing and Nexen shall have delivered to the Canadian Agent an Officer's Certificate confirming the same; and

        (f) no material adverse change in the business, affairs, assets, properties, operations or condition, financial or otherwise, of Nexen and its Subsidiaries taken as a whole shall have occurred since December 31, 2005 and Nexen shall have delivered to the Canadian Agent an Officer's Certificate confirming the same.

The foregoing conditions precedent are inserted for the sole benefit of the Lenders and the Agents and may be waived in writing by the Lenders, in whole or in part (with or without terms and conditions).

11.     CONFIRMATION OF CREDIT AGREEMENT AND OTHER DOCUMENTS

        The Credit Agreement and the other Documents, including, for certainty, the Nexen Guarantee, and all covenants, terms and provisions thereof, except as expressly amended and supplemented by this Agreement, shall be and continue to be in full force and effect and the Credit Agreement as amended and supplemented by this Agreement and each of the other Documents, including, for certainty, the Nexen Guarantee, is hereby ratified and confirmed and shall from and after the date hereof continue in full force and effect, in the case of the Credit Agreement as herein amended and supplemented, with such amendments and supplements being effective as of the date hereof upon satisfaction of the conditions precedent set forth in Section 10 hereof.

12.     FURTHER ASSURANCES

        The parties hereto shall from time to time do all such further acts and things and execute and deliver all such documents as are required in order to effect the full intent of and fully perform and carry out the terms of this Agreement.

13.     ENUREMENT

        This Agreement shall enure to the benefit of and shall be binding upon the parties hereto and their respective successors and permitted assigns.

14.     COUNTERPARTS

        This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same instrument, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart. Such executed counterparts may be delivered by facsimile or electronic mail transmission and, when so delivered, shall constitute a binding agreement of the parties hereto.



         [the remainder of this page has been intentionally left blank]

         IN WITNESS WHEREOF the parties hereto have executed this Agreement.

                                          NEXEN INC.


                                          By: /s/ Una Power
                                              -------------------------------
                                              Name:  Una Power
                                              Title: Treasurer


                                          By: /s/ Marvin F. Romanow
                                              -------------------------------
                                              Name:  Marvin F. Romanow
                                              Title: Executive Vice President
                                                     and CFO



                                          NEXEN HOLDINGS U.S.A. INC.


                                          By: /s/ Una Power
                                              -------------------------------
                                              Name:  Una Power
                                              Title: Treasurer


                                          By: /s/ Marvin F. Romanow
                                              -------------------------------
                                              Name:  Marvin F. Romanow
                                              Title: Executive Vice President
                                                     and CFO



                                          NEXEN PETROLEUM U.K. LIMITED


                                          By: /s/ P. Oldham
                                              -------------------------------
                                              Name:  P. Oldham
                                              Title: Managing Director


                                          By: /s/ A. O'Brien
                                              -------------------------------
                                              Name:  A. O'Brien
                                              Title: Secretary

                                          LENDERS:

                                          THE TORONTO-DOMINION BANK


                                          By: /s/ Loretta Palandri
                                              -------------------------------
                                              Name:  Loretta Palandri
                                              Title: Vice President & Director
                                                     Corporate Credit


                                          By: /s/ Glen Cameron
                                              -------------------------------
                                              Name:  Glen Cameron
                                              Title: Associate



                                          TORONTO DOMINION (TEXAS) LLC


                                          By: /s/ Jackie Barrett
                                              -------------------------------
                                              Name:  Jackie Barrett
                                              Title: Authorized Signatory


                                          By: /s/
                                              -------------------------------
                                              Name:
                                              Title:



                                          TD BANK EUROPE LIMITED


                                          By: /s/ Reese Barlow
                                              -------------------------------
                                              Name:  Reese Barlow
                                              Title: Vice President & Director


                                          By: /s/
                                              -------------------------------
                                              Name:
                                              Title:

                                          BNP PARIBAS (CANADA)


                                          By: /s/ Jean-Philippe Cadot
                                              -------------------------------
                                              Name:  Jean-Philippe Cadot
                                              Title: Director


                                          By: /s/ Michael Gosselin
                                              -------------------------------
                                              Name:  Michael Gosselin
                                              Title: Managing Director



                                          BNP PARIBAS,
                                          ACTING THROUGH ITS HOUSTON AGENCY


                                          By: /s/ Betsy Jocher
                                              -------------------------------
                                              Name:  Betsy Jocher
                                              Title: Director


                                          By: /s/ Polly Schott
                                              -------------------------------
                                              Name:  Polly Schott
                                              Title: Vice President



                                          BNP PARIBAS, LONDON BRANCH


                                          By: /s/ Jean-Philippe Cadot
                                              -------------------------------
                                              Name:  Jean-Philippe Cadot,
                                                     by Power of Attorney
                                              Title: Director


                                          By:
                                              -------------------------------
                                              Name:
                                              Title:

                                          CANADIAN IMPERIAL BANK OF COMMERCE


                                          By: /s/ Randy Geislinger
                                              -------------------------------
                                              Name:  Randy Geislinger
                                              Title: Director


                                          By: /s/ David J. Swain
                                              -------------------------------
                                              Name:  David J. Swain
                                              Title: Managing Director



                                          CIBC, INC.


                                          By: /s/ Dominic J. Sorresso
                                              -------------------------------
                                              Name:  Dominic J. Sorresso
                                              Title: Executive Director
                                                     CIBC World _____ Corp.
                                                     Authorized Signatory
                                                     CIBC, Inc.



                                          CANADIAN IMPERIAL BANK OF COMMERCE,
                                          LONDON BRANCH


                                          By: /s/ Geoffrey Wilson
                                              -------------------------------
                                              Name:  Geoffrey Wilson
                                              Title: Executive Director


                                          By:
                                              -------------------------------
                                              Name:
                                              Title:

                                          ROYAL BANK OF CANADA


                                          By: /s/ Tom J. Oberaigner
                                              -------------------------------
                                              Name:  Tom J. Oberaigner
                                              Title: Attorney-in-Fact


                                          By:
                                              -------------------------------
                                              Name:
                                              Title:



                                          ROYAL BANK OF CANADA,
                                          ACTING THROUGH A NEW YORK BRANCH


                                          By: /s/ Dustin Craven
                                              -------------------------------
                                              Name:  Dustin Craven
                                              Title: Attorny-in-Fact


                                          By:
                                              -------------------------------
                                              Name:
                                              Title:



                                          ROYAL BANK OF CANADA,
                                          LONDON BRANCH


                                          By: /s/ Marina Truant
                                              -------------------------------
                                              Name:  Marina Truant
                                              Title: Attorny-in-Fact


                                          By:
                                              -------------------------------
                                              Name:
                                              Title:

                                          BANK OF AMERICA, N.A., CANADA BRANCH


                                          By: /s/ Nelson Lam
                                              -------------------------------
                                              Name:  Nelson Lam
                                              Title: Vice President


                                          By:
                                              -------------------------------
                                              Name:
                                              Title:


                                          BANK OF AMERICA, N.A.


                                          By: /s/ Ronald E. McKaig
                                              -------------------------------
                                              Name:  Ronald E. McKaig
                                              Title: Senior Vice President


                                          By:
                                              -------------------------------
                                              Name:
                                              Title:



                                          BANK OF AMERICA, N.A., LONDON BRANCH


                                          By: /s/ Keith Thomas
                                              -------------------------------
                                              Name:  Keith Thomas
                                              Title: Senior Vice President


                                          By:
                                              -------------------------------
                                              Name:
                                              Title:

                                          DEUTSCHE BANK AG, CANADA BRANCH


                                          By: /s/ Paul M. Jurist
                                              -------------------------------
                                              Name:  Paul M. Jurist
                                              Title: Managing Director and
                                                     Principal Officer


                                          By: /s/ Robert A. Johnston
                                              -------------------------------
                                              Name:  Robert A. Johnston
                                              Title: Vice President



                                          DEUTSCHE BANK AG, NEW YORK BRANCH


                                          By: /s/ Marcus Tarkington
                                              -------------------------------
                                              Name:  Marcus Tarkington
                                              Title: Director


                                          By: /s/ Rainer Meier
                                              -------------------------------
                                              Name:  Rainer Meier
                                              Title: Vice President



                                          DEUTSCHE BANK AG, LONDON BRANCH


                                          By: /s/ Neil Warren
                                              -------------------------------
                                              Name:  Neil Warren
                                              Title: Managing Director


                                          By: /s/ John Sarter
                                              -------------------------------
                                              Name:  John Sarter
                                              Title: Director

                                          EXPORT DEVELOPMENT CANADA


                                          By: /s/ Raymond Gingros
                                              -------------------------------
                                              Name:  Raymond Gingros
                                              Title: Financial Manager


                                          By: /s/ Yves L'Heureux
                                              -------------------------------
                                              Name:  Yves L'Heureux
                                              Title: Manager

                                          CITIBANK, N.A., CANADIAN BRANCH


                                          By: /s/ signature illegible
                                              -------------------------------
                                              Name:
                                              Title:


                                          By:
                                              -------------------------------
                                              Name:
                                              Title:



                                          CITIBANK, N.A.


                                          By: /s/ Andrew Kreeger
                                              -------------------------------
                                              Name:  Andrew Kreeger
                                              Title: Vice President


                                          By:
                                              -------------------------------
                                              Name:
                                              Title:



                                          CITIBANK, N.A., LONDON BRANCH


                                          By: /s/ Kenneth Baillie
                                              -------------------------------
                                              Name:  Kenneth Baillie
                                              Title: Vice President


                                          By:
                                              -------------------------------
                                              Name:
                                              Title:

                                        BANK OF TOKYO-MITSUBISHI UFJ (CANADA)


                                        By: /s/  [SIGNATURE ILLEGIBLE]
                                            -------------------------------
                                            Name:
                                            Title:


                                        By: /s/ Y. Molooka
                                            -------------------------------
                                            Name:  Y. Molooka
                                            Title: Executive Vice President
                                                   and General Manager



                                        THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
                                        HOUSTON AGENCY


                                        By: /s/ John McGhee
                                            -------------------------------
                                            Name:  John McGhee
                                            Title: Vice President & Manager


                                        By:
                                            -------------------------------
                                            Name:
                                            Title:



                                        THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.


                                        By: /s/ A. C. Trenouth
                                            -------------------------------
                                            Name:  A. C. Trenouth
                                            Title: Deputy General Manager


                                        By:
                                            -------------------------------
                                            Name:
                                            Title:

                                          THE BANK OF NOVA SCOTIA


                                          By: /s/ Roland Mueiler
                                              -------------------------------
                                              Name:  Roland Mueiler
                                              Title: Associate


                                          By: /s/ Dan W. Lindquist
                                              -------------------------------
                                              Name:  Dan W. Lindquist
                                              Title: Director



                                          THE BANK OF NOVA SCOTIA,
                                          ATLANTA AGENCY


                                          By: /s/ M. D. Smith
                                              -------------------------------
                                              Name:  M. D. Smith
                                              Title: Agent Operations


                                          By:
                                              -------------------------------
                                              Name:
                                              Title:



                                          SCOTIABANK EUROPE PLC


                                          By: /s/ T. A. Burchett
                                              -------------------------------
                                              Name:  T. A. Burchett
                                              Title: Director


                                          By: /s/ P. Mehrotra
                                              -------------------------------
                                              Name:  P. Mehrotra
                                              Title: Associate

                                          BANK OF MONTREAL


                                          By: /s/ R.P. Heinrichs
                                              -------------------------------
                                              Name:  R.P. Heinrichs
                                              Title: Vice President


                                          By:
                                              -------------------------------
                                              Name:
                                              Title:



                                          BANK OF MONTREAL, CHICAGO BRANCH


                                          By: /s/ Bruce A. Pietka
                                              -------------------------------
                                              Name:  Bruce A. Pietka
                                              Title: Vice President


                                          By:
                                              -------------------------------
                                              Name:
                                              Title:



                                          BANK OF MONTREAL, LONDON BRANCH


                                          By: /s/ A. Ebdon
                                              -------------------------------
                                              Name:  A. Ebdon
                                              Title: Director


                                          By:
                                              -------------------------------
                                              Name:
                                              Title:

                                          WACHOVIA CAPITAL FINANCE CORPORATION
                                          (CANADA)


                                          By: /s/ Enza Agosta
                                              -------------------------------
                                              Name:  Enza Agosta
                                              Title: Vice President


                                          By:
                                              -------------------------------
                                              Name:
                                              Title:



                                          WACHOVIA BANK N.A.


                                          By: /s/ Allison Newman
                                              -------------------------------
                                              Name:  Allison Newman
                                              Title: Vice President


                                          By:
                                              -------------------------------
                                              Name:
                                              Title:



                                          WACHOVIA BANK N.A., LONDON BRANCH


                                          By: /s/ Allison Newman
                                              -------------------------------
                                              Name:  Allison Newman
                                              Title: Vice President


                                          By:
                                              -------------------------------
                                              Name:
                                              Title:

                                   HSBC BANK CANADA


                                   By: /s/ Vivek Varma
                                       -------------------------------
                                       Name:  Vivek Varma
                                       Title: Associate Director


                                   By: /s/ Sarah Yee
                                       -------------------------------
                                       Name:  Sarah Yee
                                       Title: Relationship Manager



                                   HSBC BANK USA, NATIONAL ASSOCIATION

                                   By: /s/ Mark Calvert
                                       -------------------------------
                                       Name:  Mark Calvert
                                       Title: Regional Relationship Manager
                                              Corporate Banking Multinationals
                                              Team


                                   By:
                                       -------------------------------
                                       Name:
                                       Title:



                                   HSBC BANK PLC


                                   By: /s/ Dean Cooper
                                       -------------------------------
                                       Name:  Dean Cooper
                                       Title: Director


                                   By:
                                       -------------------------------
                                       Name:
                                       Title:

                                       CAISSE DE DEPOT ET PLACEMENT DU QUEBEC


                                       By: /s/ Pierre Lambert
                                           -------------------------------
                                           Name:  Pierre Lambert
                                           Title: Manager


                                       By: /s/ Diance C. Favreau
                                           -------------------------------
                                           Name:  Diance C. Favreau
                                           Title: Vice President

                                          FORTIS CAPITAL (CANADA) LTD.


                                          By: /s/ Brad Crilly
                                              -------------------------------
                                              Name:  Brad Crilly
                                              Title: Vice President


                                          By:
                                              -------------------------------
                                              Name:
                                              Title:



                                          FORTIS CAPITAL CORP.


                                          By: /s/ Paul Naumann
                                              -------------------------------
                                              Name:  Paul Naumann
                                              Title: Managing Director


                                          By: /s/ Andrew Jeffries
                                              -------------------------------
                                              Name:  Andrew Jeffries
                                              Title: Senior Vice President



                                          FORTIS BANK S.A./N.V.

                                          By: /s/ D. Byang
                                              -------------------------------
                                              Name:  D. Byang
                                              Title: Director


                                          By: /s/ N.R. Gardiner
                                              -------------------------------
                                              Name:  N.R. Gardiner
                                              Title: Director

                                          SOCIETE GENERALE (CANADA BRANCH)


                                          By: /s/ Benoit Desmarais
                                              -------------------------------
                                              Name:  Benoit Desmarais
                                              Title: Managing Director


                                          By: /s/ Paul Primavesi
                                              -------------------------------
                                              Name:  Paul Primavesi
                                              Title: Vice President



                                          SOCIETE GENERALE


                                          By: /s/ Josh Rogers
                                              -------------------------------
                                              Name:  Josh Rogers
                                              Title: Vice President


                                          By:
                                              -------------------------------
                                              Name:
                                              Title:



                                          SOCIETE GENERALE PARIS


                                          By: /s/ Claude Garson
                                              -------------------------------
                                              Name:  Claude Garson
                                              Title: Deputy U.K. Chief
                                                     Country Officer


                                          By:
                                              -------------------------------
                                              Name:
                                              Title:

                                          ALBERTA TREASURY BRANCHES


                                          By: /s/ Bruce Edgelow
                                              -------------------------------
                                              Name:  Bruce Edgelow
                                              Title: Vice President
                                                     Energy Banking


                                          By: /s/ Victor Martinez
                                              -------------------------------
                                              Name:  Victor Martinez
                                              Title: Account Manager
                                                     Energy Banking

                                        LA CAISSE CENTRALE DESJARDINS DU QUEBEC


                                        By: /s/ Catherine McCarthy
                                            -------------------------------
                                            Name:  Catherine McCarthy
                                            Title: Senior Manager


                                        By: /s/ Sylvain Gascon
                                            -------------------------------
                                            Name:  Sylvain Gascon
                                            Title: Vice President

                                          SUMITOMO MITSUI BANKING CORPORATION
                                          OF CANADA


                                          By: /s/ Enwood Langley
                                              -------------------------------
                                              Name:  Enwood Langley
                                              Title: Vice President


                                          By:
                                              -------------------------------
                                              Name:
                                              Title:

                                       WESTLB AG, TORONTO BRANCH


                                       By: /s/ Alik A. Kassner
                                           -------------------------------
                                           Name:  Alik A. Kassner
                                           Title: Principal Officer


                                       By: /s/ Robert L. Dyck
                                           -------------------------------
                                           Name:  Robert L. Dyck
                                           Title: Director, Corporate Finance



                                       WESTLB AG, TORONTO BRANCH


                                       By: /s/ Alik A. Kassner
                                           -------------------------------
                                           Name:  Alik A. Kassner
                                           Title: Principal Officer


                                       By: /s/ Robert L. Dyck
                                           -------------------------------
                                           Name:  Robert L. Dyck
                                           Title: Director, Corporate Finance



                                       WESTLB AG, TORONTO BRANCH


                                       By: /s/ Alik A. Kassner
                                           -------------------------------
                                           Name:  Alik A. Kassner
                                           Title: Principal Officer


                                       By: /s/ Robert L. Dyck
                                           -------------------------------
                                           Name:  Robert L. Dyck
                                           Title: Director, Corporate Finance

                                          AGENTS:

                                          THE TORONTO-DOMINION BANK,
                                          IN ITS CAPACITY AS THE CANADIAN AGENT


                                          By: /s/ Ronald J. Kowpak
                                              -------------------------------
                                              Name:  Ronald J. Kowpak
                                              Title: Vice President, Loan
                                                     Syndications - Agency


                                          By:
                                              -------------------------------
                                              Name:
                                              Title:



                                          TORONTO DOMINION (TEXAS) LLC,
                                          IN ITS CAPACITY AS THE U.S. AGENT


                                          By: /s/ Jackie Barrett
                                              -------------------------------
                                              Name:  Jackie Barrett
                                              Title: Authorized Signatory


                                          By:
                                              -------------------------------
                                              Name:
                                              Title:



                                          THE TORONTO-DOMINION BANK,
                                          LONDON BRANCH
                                          IN ITS CAPACITY AS THE U.K. AGENT


                                          By: /s/ Jackie Barrett
                                              -------------------------------
                                              Name:  Jackie Barrett
                                              Title: Authorized Signatory


                                          By:
                                              -------------------------------
                                              Name:
                                              Title: